Exhibit  10.24

                      AMENDMENT NO. 1 TO AGREEMENT OF LEASE
                      -------------------------------------


     THIS AMENDMENT TO AGREEMENT OF LEASE, made as of the 23rd day of October, 1998, between RIVERFRONT OFFICE PARK JOINT VENTURE, a Massachusetts joint venture (hereinafter referred to as "Landlord") and MATHSOFT, INC., a Massachusetts corporation (hereinafter referred to as "Tenant").

                                WITNESSETH THAT:
                                ----------------

     WHEREAS, Landlord and Tenant are parties to an Agreement of Lease dated as of August 17, 1993 for 11,212 rentable square feet on the 15th floor and 23,350 rentable square feet on the 16th floor of the building commonly known as and numbered 101 Main Street, Cambridge, Massachusetts (hereinafter referred to as the "Lease"); and

     WHEREAS,  the  par-ties hereto wish to amend the Lease as set forth herein.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, it is agreed as follows:

     1. Unless the context otherwise requires, all capitalized terms used herein shall have the  same  meaning  as  set  forth  in  the  Lease.

2. Effective as of the last day of the initial Tern of this Lease (October 14, 1999) the fifteenth (15th) floor of the Building shown on the plan attached hereto as Exhibit A-1 and made a part hereof consisting of 11,212 square feet of rentable space (hereinafter referred to as the "Eliminated I-Cube Fifteenth Floor Space") shall cease to constitute a part of the Demised Premises.

3. Effective upon execution of this Amendment, reference to the Demised Premises in Section 3.3 of the Lease shall mean the Demised Premises, exclusive of the Eliminated I-Cube Fifteenth Floor Space.

4.     From  and  after  October 14, 1999, solely with respect to the Eliminated
I-Cube
Fifteenth Floor Space, Landlord and Tenant do hereby mutually release each other (and their respective employees, officers, directors, owners, subsidiaries and affiliates, collectively, the "Related Parties") from all claims, costs and demands and causes of actions arising out of and in connection with the Lease with respect to the Eliminated I-Cube Fifteenth Floor Space, except that nothing herein contained shall be deemed to constitute a release or discharge of Landlord or Tenant, as the case may be, or the Related Parties, with respect to any obligation or liability incurred by Landlord or Tenant under the Lease with respect to the Eliminated I-Cube Fifteenth Floor Space which is outstanding and unsatisfied on October 14, 1999.

     5. From and after October 14, 1999 (except as set forth in paragraph numbered 3 above), the Demised Premises under the lease shall be deemed to be the Demised
Premises, exclusive of the Eliminated I-Cube Fifteenth Floor Space, and accordingly, the Lease is hereby deemed amended as follows: (i) on October 14, 1999, Tenant's annual base rent shall be adjusted as set forth in Section 3.3 of the
Lease; and (ii) from and after October 14, 1999, Tenant's proportionate share of operating expenses and taxes as set forth in Section 6.4 of the Lease, shall be reduced to 6.86% (23,350/340,240 square feet) and 7.14% (23,350/326,900 square feet), respectively. Further, notwithstanding anything to the contrary contained herein, Landlord shall properly apportion any charges or credits due to or from Tenant under Section 6.2, 6.3 and 6.4 of the Lease based on Tenant's proportionate share applicable to such period.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument executed under seal, all as of the day and year first above written.

                                            RIVERFRONT OFFICE PARK JOINT VENTURE

                                       By:     RIVERFRONT OFFICE PARK ASSOCIATES

                                                     By:     DARVEL REALTY TRUST
                                                        Managing General Partner

                                                By:      /s/ Michael P. Sullivan
                                                        ------------------------
                                             Michael P. Sullivan, Vice President


                                                                  MATHSOFT, INC.

                                                      By:  /s/ Robert P. Orlando
                                                           ---------------------

                      AMENDMENT NO. 2 TO AGREEMENT OF LEASE
                      -------------------------------------


     THIS AMENDMENT TO AGREEMENT OF LEASE, made as of the 30th day of November, 1998, between RIVERFRONT OFFICE PARK JOINT VENTURE, a Massachusetts joint venture (hereinafter referred to as "Landlord") and MATHSOFT, INC., a Massachusetts corporation (hereinafter referred to as "Tenant").

                                WITNESSETH THAT:
                                ----------------

     WHEREAS, Landlord and Tenant are parties to an Agreement of Lease dated as of
August 17, 1993 for 11,212 rentable square feet on the 15th floor and 23,350 rentable square feet on the 16th floor of the building commonly known as and numbered 101 Main Street, Cambridge, Massachusetts, as amended by Amendment No. 1 to Agreement of Lease dated as of October 23, 1998 (said Agreement of Lease as amended by said Amendment No. 1 to Agreement of Lease, hereinafter referred to as the "Lease"); and

     WHEREAS, the parties hereto wish to further amend the Lease as set forth herein.

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, it is agreed as follows:

1. Unless the context otherwise requires, all capitalized terms used herein shall have the same meaning as set forth in the Lease.

2. Pursuant to Section 3.3 of the Lease, Tenant has exercised the first of its two (2)
options to extend the Term of the Lease by an additional five (5) year period. As a consequence of the foregoing, the Term of this Lease, which is presently scheduled to terminate on October 14, 1999, is hereby extended for an additional five (5) year period ending on October 14, 2004.

     3. Effective as of October 15, 1999, Article 1(19) of the Lease shall be amended to modify the Yearly Fixed Rent to equal the product of (a) $350,250 (calculated on the basis of $15.00 per square for the 23,350 rentable square feet constituting the
Demised Premises, multiplied by (b) a fraction the denominator of which shall be
151.0 (the consumer price index for urban wage earners and clerical workers (CPI-W), Boston-Brockton-Nashua, MA-NH-ME-CT, all items for the month of September, 1993) and the numerator of which shall be the consumer price index for urban wage earners and clerical workers (CPI-W), Boston-Brockton-Nashua, MA-NH-ME-CT, all items for the month of September, 1999). Promptly, following publication of the consumer price index for urban wage earners and clerical workers (CPI-W), Boston-Brockton-Nashua, MA-NH-ME-CT of all items for the month of September, 1999, Landlord and Tenant shall execute a written amendment to the Lease setting forth the Yearly Fixed Rent for the five (5) year extension period as determined as aforesaid.

     4. Effective as of October 15, 1999, Article 1(9) of the Lease is amended to read in its  entirety  as  follows:

"(9)  Parking  Spaces:          Seventy  (70)."

     5. Pursuant to Section 27.6 of the Lease, the Additional Rent for Parking Spaces during the renewal Period shall be equal to seventy-five percent (75%) of the then prevailing monthly charge for enclosed parking spaces for tenants of other first class office buildings in the Kendall Square, Cambridge, Massachusetts area.

6. Except as herein expressly modified, the provisions of the Lease are hereby confirmed and ratified and shall continue in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be executed under seal, all as of the day and year first above written.

                                            RIVERFRONT OFFICE PARK JOINT VENTURE

                                       By:     RIVERFRONT OFFICE PARK ASSOCIATES

                                                         By: DARVEL REALTY TRUST
                                                        Managing General Partner

                                                    By:  /s/ Michael P. Sullivan
                                                        ------------------------
                                             Michael P. Sullivan, Vice President


                                                                  MATHSOFT, INC.

                                                      By:  /s/ Robert P. Orlando
                                                          ----------------------